EXHIBIT 10.48

ARGYLE SECURITY, INC.

2007 OMNIBUS SECURITIES AND INCENTIVE PLAN

DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT effective as of                               , 200  , by and between Argyle Security, Inc., a Delaware corporation (the “Company”), and                                      (the “Awardee”).

WITNESSETH:

WHEREAS, the Company has adopted the Argyle Security, Inc. 2007 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the award to the Awardee of shares of Restricted Stock (“Restricted Shares”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:

1.                                       Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meanings as set forth in the Plan.

2.                                       Award of Restricted Shares.

The Committee hereby awards to the Awardee [insert # of shares] Restricted Shares. All such Restricted Shares shall be subject to the transferability restrictions and forfeiture provisions contained in Sections 4, 5 and 6, such restrictions to become effective immediately upon execution of this Agreement by the parties hereto.

3.                                       Stock Certificates.

The Company agrees to promptly, upon execution of this Agreement, cause a stock certificate for the
Restricted Shares to be prepared and delivered to the Awardee hereunder, each bearing the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and Argyle Security Acquisition Corporation, effective as of                       , 200  . Copies of such Agreement are on file in the offices of the Secretary, Argyle Security Acquisition Corporation, 200 Concord Plaza, Suite 700, San Antonio, Texas 78216.

4.                                       Vesting.

The Restricted Shares shall immediately vest and become transferable pursuant to the terms of the Plan on the date such Restricted Shares are granted.

5.                                       Termination of Director Status.

Sections 6.2, 6.4 and 6.5 of the Plan shall control.

6.                                       Restriction on Transferability.

Subject to Section 9, the Restricted Shares shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained in Section 4.

7.                                       Voting and Dividend Rights.

The Awardee shall have the voting and dividend rights of a shareholder of Common Stock with respect to the Restricted Shares; provided, however, that dividends paid in shares of Common Stock shall be deposited with the Company, together with a stock power endorsed in blank or other appropriate instrument of transfer and shall be subject to the same Restrictions as the Restricted Shares.

8.                                       Regulation by the Committee.

This Agreement and the Restricted Shares shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

9.                                       Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, in the sole discretion of the Committee, either (a) all of the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable, in each case as of the date of such Change of Control, or (b) the shares of Restricted Stock shall be cancelled and the Company shall, within 30 days, make a cash payment to the Awardee equal to the Fair Market Value of such Shares immediately prior to the Change of Control. If the Company fails to make the payment described in clause (b) of the immediately preceding sentence within 30 days following the Change of Control, the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable as of the next day.

For purposes of this Agreement, the term “Change of Control” shall mean the earliest of the following to occur:

(a)                                  The public announcement by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of

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any subsidiary of the Company) (“Person”) that such Person, who or which, together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, shall be the beneficial owner of fifty percent (50%) or more of the Company’s voting stock then outstanding;

(b)                                 The commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of the Company’s voting stock aggregating fifty percent (50%) or more of the Company’s then outstanding voting stock;

(c)                                  The announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

(d)                                 A proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were members of the Board at the beginning of the period;

(e)                                  The Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company’s voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;

(f)                                    The Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets to a person or entity which is not an affiliate of the Company; or

(g)                                 Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding anything to the contrary contained in this Section 9, the Board is hereby authorized to make any modifications to the above “Change of Control” definition as it determines in its sole discretion to be necessary for purposes of compliance with Section 409A of the Code, to the extent applicable.

10.                                 Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Awardee’s rights or entitlements with respect to the Restricted Shares shall be effective without the prior written consent of the Awardee.

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11.                                 Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

12.                                 Effective Date of Award.

The award of each Restricted Share under this Agreement shall be effective as of the date first written above.

13.                                 Awardee Acknowledgment.

By executing this Agreement, the Awardee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

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ATTEST:	ARGYLE SECURITY ACQUISITION CORPORATION

By:

Donald F. Neville

Chief Financial Officer

, Awardee
[Name]

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ARGYLE SECURITY, INC.

2007 OMNIBUS SECURITIES AND INCENTIVE PLAN

EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT is effective as of                                     , 200  , by and between Argyle Security, Inc., a Delaware corporation (the “Company”), and                                    (the “Awardee”).

WITNESSETH:

WHEREAS, the Company has adopted the Argyle Security, Inc. 2007 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the award to the Awardee of shares of Restricted Stock (“Restricted Shares”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:

1.                                       Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meanings as set forth in the Plan.

2.                                       Award of Restricted Shares.

The Committee hereby awards to the Awardee [insert # of shares] Restricted Shares. All such Restricted Shares shall be subject to the transferability restrictions and forfeiture provisions contained in Sections 4, 5 and 6, such restrictions to become effective immediately upon execution of this Agreement by the parties hereto.

3.                                       Stock Certificates.

The Company agrees to promptly, upon execution of this Agreement, cause a stock certificate for the
Restricted Shares to be prepared and delivered to the Awardee hereunder, each bearing the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and Argyle Security Acquisition Corporation, effective as of                               , 200    .  Copies of such Agreement are on file in the

offices of the Secretary, Argyle Security Acquisition Corporation, 200 Concord Plaza, Suite 700, San Antonio, Texas 78216.

4.                                       Vesting.

The Restricted Shares shall vest, no longer be subject to Restrictions and become transferable pursuant to the terms of the Plan in accordance with the following schedule.  One-third of the Restricted Shares (rounded to the nearest whole Restricted Share, except for the final vesting date, which relates to all remaining unvested Restricted Shares) shall vest on each of the following dates:

December 31, 2008

December 31, 2009

December 31, 2010

Notwithstanding the above schedule, the Awardee shall be one hundred percent (100%) vested in the Restricted Shares if the Awardee’s employment with the Company shall terminate on account of the Awardee’s (a) Total and Permanent Disability, (b) death or (c) retirement upon or after attaining age sixty-five (65) with at least five (5) full years of service for the Company and/or an Affiliate. The Optionee shall forfeit any unvested portion of the Restricted Stock upon termination of employment with the Company for any reason other than the Awardee’s Total and Permanent Disability, death or retirement upon or after attaining age sixty-five (65).

5.                                       Termination of Employment.

Sections 6.2, 6.4 and 6.5 of the Plan shall control.

6.                                       Restriction on Transferability.

Subject to Section 9, the Restricted Shares shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained in Section 4.

7.                                       Voting and Dividend Rights.

The Awardee shall have the voting and dividend rights of a shareholder of Common Stock with respect to the Restricted Shares; provided, however, that dividends paid in shares of Common Stock shall be deposited with the Company, together with a stock power endorsed in blank or other appropriate instrument of transfer and shall be subject to the same Restrictions as the Restricted Shares.

8.                                       Regulation by the Committee.

This Agreement and the Restricted Shares shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

9.                                       Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, in the sole discretion of the Committee, either (a) all of the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable, in each case as of the date of such Change of Control, or (b) the shares of Restricted Stock shall be cancelled and the Company shall, within 30 days, make a cash payment to the Awardee equal to the Fair Market Value of such Shares immediately prior to the Change of Control. If the Company fails to make the payment described in clause (b) of the immediately preceding sentence within 30 days following the Change of Control, the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable as of the next day.

For purposes of this Agreement, the term “Change of Control” shall mean (i) for an Awardee who is a party to an employment agreement with the Company or an Affiliate which agreement provides for a definition of “Change of Control” therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for an Awardee who is not a party to such an agreement, “Change of Control” shall mean the earliest of the following to occur:

(a)                                  The public announcement by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (“Person”) that such Person, who or which, together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, shall be the beneficial owner of fifty percent (50%) or more of the Company’s voting stock then outstanding;

(b)                                 The commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of the Company’s voting stock aggregating fifty percent (50%) or more of the Company’s then outstanding voting stock;

(c)                                  The announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

(d)                                 A proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were members of the Board at the beginning of the period;

(e)                                  The Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company’s voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;

(f)                                    The Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets to a person or entity which is not an affiliate of the Company; or

(g)                                 Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding anything to the contrary contained in this Section 9, the Board is hereby authorized to make any modifications to the above “Change of Control” definition as it determines in its sole discretion to be necessary for purposes of compliance with Section 409A of the Code, to the extent applicable.

10.                                 Withholding.

If the Company or an Affiliate shall be required to withhold any amounts in connection with the Awardee’s Restricted Stock Award by reason of any federal, state or local tax rules or regulations, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

11.                                 Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Awardee’s rights or entitlements with respect to the Restricted Shares shall be effective without the prior written consent of the Awardee.

12.                                 Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

13.                                 Effective Date of Award.

The award of each Restricted Share under this Agreement shall be effective as of the date first written above.

14.                                 Awardee Acknowledgment.

By executing this Agreement, the Awardee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:	ARGYLE SECURITY, INC

By:

Donald F. Neville

Chief Financial Officer

, Awardee
[Name]